PART A

                            PHILADELPHIA FUND, INC.
                          1200 NORTH FEDERAL HIGHWAY
                                   SUITE 424
                              BOCA RATON, FLORIDA
                                 407-395-2155


                          PROSPECTUS - APRIL 1, 1996

                               A Management-Type
                             Diversified Open-End
                              Investment Company

     Philadelphia Fund is an open-end, diversified investment company offering shares of its stock to those of the investing public whose desire and objective is long-term growth of capital and income. The minimum initial investment in the Fund is $1,000, and there is no minimum amount for subsequent investments in the Fund.

     This prospectus is designed to provide you with information that you should know before investing and should be retained for future reference.

     A Statement of Additional Information (dated April 1, 1996) regarding the Fund, which is incorporated in this prospectus by reference, has been filed with the Securities and Exchange Commission and is available from the Fund, without charge, by writing to the above address or by calling:

                                1-800-749-9933

-----------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                               TABLE OF CONTENTS
                                                                       Page
                                                                       ----
Expenses of the Fund . . . . . . . . . . . . . . . . . . . . . . . .     3
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . .     3
Investment Goal and Policy . . . . . . . . . . . . . . . . . . . . .     4
Options Transactions . . . . . . . . . . . . . . . . . . . . . . . .     5
Futures Contracts  . . . . . . . . . . . . . . . . . . . . . . . . .     6
Investment Limitations . . . . . . . . . . . . . . . . . . . . . . .     7
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . .     7
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . .     8
Calculation of Net Asset Value . . . . . . . . . . . . . . . . . . .     9
Tax Sheltered Plans  . . . . . . . . . . . . . . . . . . . . . . . .     9
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . .    10
Rights of Ownership  . . . . . . . . . . . . . . . . . . . . . . . .    10
Dividends, Capital Gains Distributions, and Taxes  . . . . . . . . .    10
Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11


                             EXPENSES OF THE FUND
                             --------------------
     The following table has been prepared to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------

Maximum Sales Load Imposed on Purchases..............       none
Maximum Sales Load Imposed on Reinvested Dividends...       none
Deferred Sales Load..................................       none
Redemption Fees......................................       none

ANNUAL FUND OPERATION EXPENSES
------------------------------

Management Fee ......................................       .75%
Administrative Fee ..................................       .25%
12b-1 Fees...........................................       .26%
Other Expenses.......................................       .36%

     Total Fund Operating Expenses...................      1.62%


     The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period based on the expenses shown above. The Fund charges no redemption fee.

                         1 year    3 years   5 years   10 years
                         ------    -------   -------   --------

Shareholder Expenses       $16       $51       $88       $192


     This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown. As a consequence of the Fund's Distibution Plan, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers.


                             FINANCIAL HIGHLIGHTS
                             --------------------

     The data set forth under the caption "Financial Highlights" in the Annual Report to Stockholders for the fiscal year ended November 30, 1995 is incorporated herein by reference. Such data is covered by the Independent Auditor's Report which is contained in the Annual Report to Stockholders. Further information regarding the Fund's investment performance is contained in the Annual Report to Stockholders which may be obtained from the Fund upon request without charge.


                          INVESTMENT GOAL AND POLICY
                          --------------------------

     The Fund's investment objective is to achieve long term growth of capital and income. This goal may be changed only by the vote of a majority of the shares of the Fund.

     The shares of Philadelphia Fund, Inc. provide a convenient way for investors to own, at a reasonable cost, an interest in a carefully selected and supervised portfolio of investments. The risks and opportunities are spread over many companies in different industries. The shares, in effect, represent ownership of a program designed and managed for long-term growth of capital and income. The Fund operates as a diversified, open-end investment company. This means that it will not invest more than 5% of its assets in the securities of any one company nor will it buy more than 10% of the voting stock of any company, and stands ready to redeem its own stock for cash at net asset value upon the request of shareholders.

     The Fund's charter permits wide flexibility in the choice of securities, however, the Fund will not purchase securities of companies in any single industry if such purchase would cause more than 25% of the Fund's assets to be invested in securities of companies in such industry. Most investments will be in common stocks traded on the principal U.S. security exchanges, but unlisted securities may be acquired as well. Normally, the Fund does not invest in fixed income securities, except to employ temporarily uncommitted cash balances and during periods when, in management's judgment, a more defensive position is warranted in light of market, economic, or financial conditions. In such circumstances the Fund may hold cash, cash equivalents, bonds, and/or preferred stocks to the extent deemed prudent to achieve its investment objectives. In those situations, the Fund will only invest in fixed income securities rated Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, or A by Standard & Poor's Corporation ("Standard & Poor's").

     When the Fund does invest in fixed income securities which offer opportunities for capital appreciation and income, the Fund may purchase such securities which are rated B-2 or lower by Moody's or B- or lower by Standard & Poor's. These fixed income debt securities are deemed to involve a higher risk level than investment grade debt securities. The Fund may also invest in unrated securities when Baxter Financial Corporation, the Fund's investment advisor ("Advisor"), believes that the terms of the security and the financial condition of the issuer are such that the protection afforded limits risks to a level similar to that of rated securities in which the Fund may invest. Fixed income debt securities offer a potential for capital appreciation because the value of the fixed income security generally fluctuates inversely with interest rates.

     The Fund has authority to invest up to 20% of its assets in the securities of foreign companies. Investments in foreign securities involve risks which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign investments may also be affected by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. There is also the possibility of expropriation, nationalization, or confiscatory taxation, foreign exchange controls, political or social instability, or diplomatic developments which could affect investments in securities of issuers in those nations.

     The Fund has authority to buy securities of companies organized as real estate investment trusts.

     The Fund is authorized to invest in "restricted securities" (i.e. securities which may not be sold without registration or an exemption from registration under the Securities Act of 1933, as amended). Ordinarily, the Fund does not expect to have more than 5% of the Fund's total net asset value invested in restricted securities. The Fund will not purchase such securities if immediately after such purchase more than 15% of the Fund's net assets will be invested in restricted or other illiquid securities.

     Securities, other than options, are bought with long-term goals in view, however, the Advisor is free to make any portfolio changes which, in its judgment, are in the best interests of shareholders.

     Because the Fund's assets are subject to price fluctuations of the investments owned, there can be no assurance that the Fund's investment objectives will be achieved. Management lays no claim to infallibility, but they endeavor to apply the flexible investment policy effectively.


                             OPTIONS TRANSACTIONS
                             --------------------

     The Fund may sell covered call options (options on securities owned by the Fund) and uncovered call options (options on securities not owned by the
Fund) which are issued by the Options Clearing Corporation and listed on national securities exchanges, from time to time. This practice may enable the Fund to increase its income because the buyer of the option pays the Fund a sum of cash (a premium) for the option whether or not the buyer ultimately exercises the option. The amount of the premium is determined on the exchange upon which the option is traded, and will depend on various factors, such as the market price and volatility of the underlying securities and the expiration date and exercise price of the option.

     Ordinarily, call options would be sold on stocks whose market value is not expected to appreciate above the option exercise price by the expiration date of the option, or when the premium received plus the exercise price of the option exceeds the price at which the Advisor expects the underlying securities to be trading by the expiration date of the option. When the Fund sells an option it is obligated to deliver the underlying securities until the expiration date of the option (which may be one, two, three, six or nine months from the date the option is issued) if the option is exercised. If the option is exercised, the Fund would deliver the underlying securities to the buyer if the option was a covered option or buy the underlying securities to deliver to the purchaser of the option if the option was uncovered.

     The sale of covered call options should enable the Fund to increase its income through the receipt of premium income on the call options it sells. However, the Fund risks limiting potential gains the Fund would otherwise realize if the market value of the underlying securities of a covered call option appreciates above the exercise price of the option because the purchaser will then exercise the option. In the case of uncovered call options, the Fund risks a loss upon closing its option position if the market price of the optioned securities at the time the option is exercised exceeds the exercise price plus the premium received by the Fund.

     The Fund may purchase call options when the Advisor believes that the market price of the underlying securities will exceed the strike price of the option, plus the premium the Fund must pay for the option, by the option expiration date. If the market price of the underlying securities appreciates after the option is purchased, the price of the option also will appreciate, thereby affording the Fund the opportunity to resell the option at a profit or, as an alternative, to purchase the underlying securities at the option exercise price anytime until or on the expiration date and retain or resell the underlying securities at their appreciated value. Purchasing call options, however, entails the risk that the market price of the underlying securities may decrease and the market value of the call option will also decrease, and in these circumstances, while the Fund may sell the option, the transaction is likely to result in a loss.

     The Fund may also buy and sell put options. For the sale of a put option the Fund receives a premium, which is determined on the exchange on which the put is traded. The amount of the premium is influenced by the same factors as influence the market price of call options.

     The sale of a put option obligates the seller to purchase the underlying securities at the option exercise price anytime until or on the expiration date if the option is exercised. Alternatively, the seller may satisfy its obligation by purchasing an identical put option for delivery to the purchaser of the put option.

     The option will be exercised if the market price of the underlying securities is less than the strike price of the option on the expiration date of the option. The Fund may sell put options to obtain premium income on underlying securities whose market price the Advisor expects to increase or remain relatively constant for the duration of the option. They may also be sold when the Advisor believes the underlying securities are an attractive long-term investment, despite a possible short term decline in their market value. In these circumstances, the Fund would purchase the underlying securities pursuant to the option rather than buy an identical put option to close the transaction, if the option is exercised by the buyer.

     The Fund also may buy put options to protect against a decline in the market value of underlying securities that are held in the Fund's investment portfolio. In return for paying a premium to the seller of the put option, the Fund acquires the right to sell the underlying securities to the seller of the option at the exercise price, thereby protecting itself against a decline in the market price of the underlying securities. If, however, at the expiration date of the option, the market value of the underlying securities has not declined below the option exercise price, the Fund will not exercise its put option.

     Puts and calls also may be used in combination, to hedge investments in underlying securities. For example, if the Fund has bought a call that entitles it to purchase underlying securities at a specified strike price, it may also buy a put, which enables it to sell the same securities at a specified strike price. Put options, as well as call options, are frequently available on identical underlying securities with identical expiration dates, but at different strike prices. In this type of hedging transaction, the Fund might seek to buy a put option whose strike price is higher than the strike price of an otherwise identical call option on the same underlying securities, thereby obtaining the right to buy the underlying securities at a lower price than the price at which it would have the right to sell the securities.

     The success of options transactions depends largely on the ability of the Advisor to predict future stock and option movements. Further, an option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or sell only those options for which the Advisor believes there is an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. The inability to close-out an option position could result in a loss to the Fund.


                               FUTURES CONTRACTS
                               -----------------

     The Fund may buy and sell financial futures contracts and options on such contracts. Financial futures contracts provide for the future sale by one party and purchase by another party of a specified amount of specific securities or currencies at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and the underlying financial instruments are traded on national futures exchanges.

     The Fund may use financial futures and options thereon to implement a number of hedging strategies. For example, because the purchase of a financial futures contract requires only a relatively small initial margin deposit, the Fund could remain exposed to the market activity of a broad-based number of stocks contained in the futures index, while maintaining liquidity to meet redemptions. Also, the Fund might temporarily invest available cash in stock index futures contracts or options pending investments in securities. These investments entail the risk that an imperfect correlation may exist between changes in the market price of an index futures contract and the value of the securities that comprise the index.

     There are also limited risk strategies that involve combinations of options and futures positions. For example, the Fund might purchase a futures contract in anticipation of higher prices while simultaneously buying an option on a futures contract to protect against the risk of lower prices. Further, inasmuch as the Fund may purchase foreign securities which are denominated in foreign currencies, the Fund may purchase foreign currency futures contracts in order to hedge against fluctuatio ns in foreign currency exchange rates.

     The Fund will be required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract if it is not terminated prior to the specified settlement date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of "variation" (additional) margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn income on its margin deposits. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial and variation margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets.


                            INVESTMENT LIMITATIONS
                            ----------------------

     The Fund has adopted the following limitations which are designed to reduce certain risks inherent in securities investment and which may be changed only by a vote of the holders of the majority of the voting securities of the Fund.

     The Fund will not:

          (1) invest more than 5% of its gross assets in securities of any one issuer (except U.S. Government obligations);

          (2) invest more than 25% in the securities of companies in the same industry;

          (3) buy more than 10% of the voting securities of any company;

          (4) borrow or lend money; or

          (5) purchase securities on margin.


                            MANAGEMENT OF THE FUND
                            ----------------------

     The strength of Philadelphia Fund, and any success it may achieve for shareholders, depend chiefly upon the character, experience, and judgment of the persons managing its activities. The Board of Directors, guided by the recommendations of the Advisor, establish the broad investment policy and, under Maryland law, are responsible to oversee the management of the Fund.

     Baxter Financial Corporation ("BFC" or the "Advisor") provides the Fund with investment advice and recommendations regarding the investment and reinvestment of the Fund's assets. Donald H. Baxter, President, Treasurer, Director, and sole shareholder of the Advisor, is responsible for selecting brokers to execute Fund portfolio transactions and is authorized to place Fund securities transactions with dealers who sell shares of the Fund. Mr. Baxter is primarily responsible for the day to day management of the Fund's portfolio. He has been the Fund's portfolio manager since May, 1987. Mr. Baxter is also President and Director of the Fund and Eagle Growth Shares, Inc., a registered investment company. BFC also serves as investment adv isor to institutional and individual investors, including Eagle Growth Shares, Inc.

     The Advisor receives an investment advisory fee from the Fund which, on an annual basis, equals .75 percent of the net assets of the Fund not exceeding $200,000,000. The rate of this annual fee is reduced to .625 percent on net assets in excess of $200,000,000 but less than $400,000,000, and to .50 percent on net assets in excess of $400,000,000. The fee is payable monthly, based on the month-end net asset value of the Fund, at 1/12th of the annual fee rate. As of November 30, 1995, the net assets of the Fund were $92,104,358. For the fiscal year ended November 30, 1995, the Fund paid BFC total advisory fees equal on an annual basis to .75% of the average net assets.

     The Advisor is also responsible for providing the Fund with administrative services, such as clerical and secretarial personnel and facilities, necessary to the administrative affairs of the Fund, pursuant to an Administration Agreement between the Fund and the Advisor. For these services, the Fund pays the Advisor a fee which is equal on an annual basis to
 .25 percent of the net assets of the Fund. All services provided by the Advisor are subject to the approval and the overall supervision of the Fund's Board of Directors.

     Total Fund expenses for the fiscal year ended November 30, 1995 were 1.62% of average net assets.

     Under a Distribution Plan approved by the Board of Directors as amended on January 1, 1994, the Fund may make monthly payments of not more than 1/24 of 1% (.5% annually) of the net assets of the Fund to defray: (a) expenses associated with the sale of Fund shares (a reimbursement plan) and (b) services to existing shareholders. Sales expenses may include commissions and commissions to dealers who have sold shares of the Fund, advertising and promotional expenses, the costs of a Fund sales office and sales personnel, printing prospectuses, communications equipment used in the sale of Fund shares, and such other sales expenses as may be approved by the Fund's Board of Directors. The service fee, which may not exceed on an annual basis
 .25% of the average net asset value of the Fund, is intended to defray the cost of providing personal services to the Fund's existing shareholders. Such services may include advice and information regarding their share accounts, the application and use of the prototype retirement plans of the Fund, a periodic newsletter, assistance with questions or problems regarding the Fund's transfer agent, and other information and services designed to retain the loyalty of shareholders to the Fund and enhance the likelihood that the shareholders will refrain from redeeming their shares. The Fund may pay these expenses directly, or it may make payments to BFC if BFC incurs such expenses in its capacity as an underwriter of the Fund. For the fiscal year ended November 30, 1995, the Fund paid distribution expenses under the Plan equal to
 .26% of average net assets. The NASD has adopted a rule that became effective July 7, 1993 that has reduced and may continue to reduce the amount the Fund may pay for sales related expenses under the Distribution Plan.

     Baxter Financial Corporation is authorized to allocate brokerage transactions to dealers that have sold Fund shares. Such transactions are subject to the requirement to seek to obtain the best price and execution.

     Star Bank, N.A. acts as the Fund's custodian. American Data Services, Inc. acts as transfer agent, dividend paying agent, and provides the Fund with certain accounting services.


                              PURCHASE OF SHARES
                              ------------------

     The shares of the Fund are readily available through the underwriter of the Fund's shares by completing the Fund Account Application which should be remitted together with payment for the shares to Star Bank, N.A., P.O. Box 640110, Cincinnati, OH 45264-0110. Investors who are interested in purchasing shares may also contact the Fund at 1-800-749-9933. The minimum initial investment in the Fund is $1,000, and there is no minimum amount for subsequent investments in the Fund. The Fund retains the right to waive the minimum initial investment at its discretion. Purchases of shares will be made in full and fractional shares calculated to three decimal places. Certificates for shares of stock will not be issued, except upon written req uest of the shareholder submitted to American Data Services, Inc. ("ADS") and, if requested, ADS will issue share certificates at no charge. Certificates for fractional shares, however, will not be issued. Shares may also be purchased and sold through securities firms which may charge a service fee or commission for such transactions. No fee or commission is charged on shares which are purchased from or redeemed by the Fund directly.

     The Fund reserves the right, after sending a shareholders at least ninety
(90) days prior written notice, to redeem the shares held by any shareholder if the total value of the holder's shares does not exceed $500 as of the proposed redemption date, unless after receipt of such notice of the proposed redemption, the shareholder provides the Fund's transfer agent with timely written notice that he or she objects to the proposed redemption, in which case the shares will not be redeemed. Any redemptions by the Fund pursuant to this procedure will be at the net asset value of the shares calculated as of the close of the New York Stock Exchange on the stated redemption date and a check for the redemption proceeds will be sent to the invest or not more than seven (7) days later.

     The Fund also makes available an Automatic Investment Plan which enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts. The Fund's $1,000 minimum initial investment shall be waived for Automatic Investment Plan participants making regular monthly payments of not less than $50.00 per month.

     Once an account is established, subsequent investments should be sent to Star Bank, N.A., P.0. Box 640110, Cincinnati, OH 45264-0110. A confirmation will be mailed to the investor showing the shares purchased, the exact price paid for the shares, and the total number of shares that are owned.

     Fund investors who purchase or redeem shares under any of the following fund plans: the Automatic Investment Plan or the Check Withdrawal Plan will receive confirmations of purchases and redemptions of Fund shares on a calendar quarter basis, not later than five business days after the end of each calendar quarter in which a transaction takes place. The confirmation will show the date of each transaction during the period, number and price paid or received for shares purchased or redeemed, including dividends and distributions, and total number of shares owned by the investor as of the end of the period.


                        CALCULATION OF NET ASSET VALUE
                        ------------------------------

     Shares are sold at net asset value per share. The net asset value per share is equal to the current market value of the Fund's securities investments, plus cash and other assets, less liabilities, divided by the number of outstanding shares (adjusted to the nearest cent). Portfolio securities traded on a securities exchange or the NASDAQ National Market System are valued at the closing sales price on the market on which they are principally traded. Securities traded over-the-counter, except those that are quoted on the NASDAQ National Market System, are valued at the prevailing quoted bid price. Other assets and securities for which no quotations are readily available, including restricted securities, are valued at fair value, as determined in good faith by the Board of Directors, or a delegated person acting pursuant to the directions of the Board. The method of valuing assets and securities for which no quotations are available, including restricted securities, will be reviewed at appropriate intervals by the Board.

     The net asset value is computed as of the close of the New York Stock Exchange, generally 4:00 p.m., New York City time, on each day the New York Stock Exchange is open. Orders for Fund shares received by the Fund or its underwriter prior to that time are priced at the net asset value next calculated, provided the order is received in proper form together with payment for the shares by either the Fund, or the Fund's custodian, prior to such close of the New York Stock Exchange. Orders received subsequent to the close of the New York Stock Exchange will be priced at the net asset value calculated at the close of the New York Stock Exchange on the next business day. Orders received by Star Bank, N.A. directly from investors will be pr iced as of the next calculation of net asset value after the properly completed order together with payment for the shares is received by Star Bank, N.A.

     Baxter Financial Corporation, the underwriter of the Fund, makes a continuous offering of Fund shares.


                              TAX SHELTERED PLANS
                              -------------------

     For self-employed individuals, partnerships, and corporations there is available through the Fund a prototype Profit Sharing/Money Purchase Pension Plan which has been approved by the Internal Revenue Service. The Profit Sharing Plan permits an employer to make tax-deductible investments in the Fund on behalf of each participant up to the lesser of 15% of each participant's earned income (or compensation), or $30,000. The Money Purchase Pension Plan permits an employer to make tax-deductible contributions on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $30,000. If an employer adopts both the Profit Sharing Plan and the Money Purchase Pension Plan, deductible contributions to both plans, in the aggregate, may be made on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $30,000. Also, the Fund makes available an Individual Retirement Account (IRA) which permits tax-deductible investments in the Fund by certain taxpayers up to $2,000 ($2,250 for a Spousal IRA) per year. All taxpayers may make nondeductible IRA contributions up to $2,000 ($2,250 for a Spousal IRA) to a separate account whether or not they are eligible for a deductible contribution. The minimum amount which must be contributed to establish an IRA account is $1,000, and there is a $250 minimum investment amount required to establish a Spousal IRA account. Dividends and capital gains distributions paid on Fund shares held in a retirement plan or an IRA will be reinvested at net asset value and accumulate free from tax until withdrawn.

     Forms to establish an IRA or Profit Sharing/Money Purchase Pension Plan are available from the Fund or Baxter Financial Corporation.



                             REDEMPTION OF SHARES
                             --------------------

     Investors may redeem their shares by requesting redemption in writing to American Data Services, Inc., 24 West Carver Street, Location #00150, Huntington, NY 11743. Upon redemption, the investor will receive the net asset value of his shares calculated as of the next close of the New York Stock Exchange (generally 4:00 p.m. New York City time) following the receipt of properly tendered shares. A proper tender of shares means that if the investor holds share certificates, they must be signed as registered and the signatures must be guaranteed. To redeem shares for which certificates have not been issued - those held for the account of the investor by American Data Services, Inc. - all registered holders must sign and deliver to the Fund or to American Data Services, Inc. a written request for redemption specifying the shares to be redeemed with signatures guaranteed. A guarantee of signature is acceptable if made by a member firm of the New York Stock Exchange or a regional stock exchange, by a trust company, by a commercial bank, by an overseas bank which has a New York City correspondent, by certain credit unions, or by certain savings associations. Any questions regarding which institutions may guarantee signatures should be directed to American Data Services, Inc. at 1-800-525-6201. Neither the Fund nor its underwriter charge any fee on these transactions. The Fund's policy is to pay promptly when shares are presented for redemption; it is obligated to pay with in seven days after the date of tender, except when the securities exchanges are closed or an emergency exists.

     The Fund has reserved the right to redeem Fund shares in kind rather than in cash should this be necessary in accordance with the applicable rules of the Securities and Exchange Commission.

     The Fund also makes available a Check Withdrawal Plan about which further information may be obtained by writing or calling the Fund, or by obtaining a copy of the Statement of Additional Information.


                              RIGHTS OF OWNERSHIP
                              -------------------

     Each share of the Fund's common stock has an equal interest in the Fund's assets, net investment income, and in any net capital gains realized by the Fund and is entitled to one vote. The shares are non-assessable, fully transferable, and redeemable at the option of the shareholder. They may be sold only for cash, except to acquire the major portion of the assets of another investment company. They have no conversion, preemptive, or other subscription rights. Shareholders having questions about the Fund or their accounts may call or write to the Fund at its telephone number or address shown on the cover of this prospectus.

     The Fund is a Maryland corporation which was organized on November 30, 1984 for the purpose of continuing the operations of Philadelphia Fund, Inc., a Delaware corporation, which was originally established in 1923. The Fund is the surviving corporation of a merger between the Delaware corporation and the Fund whose sole purpose was to change the Fund's state of incorporation from Delaware to Maryland.

     Ordinarily, the Fund does not intend to hold an annual meeting of shareholders in any year except when required under the Investment Company Act of 1940.


               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAXES
               -------------------------------------------------

     The Fund intends to continue to qualify for tax treatment under Subchapter M of the Internal Revenue Code and to distribute to shareholders all of its net investment income and realized net capital gains (in excess of any available capital loss carryovers) to relieve the Fund from all Federal income tax. The Fund will pay dividends of its net investment income on a quarterly basis. Any capital gain distributions will be paid annually on approximately December 31st.

     Dividends and distributions paid to shareholders who are taxpayers are subject to Federal income tax. Dividends, together with distributions of any short-term capital gains, are taxable as ordinary income. Shareholders who are taxpayers pay Federal income taxes at capital gains rates on realized long-term capital gains which are distributed to them, whether or not reinvested in the Fund and regardless of the period of time the Fund's shares have been owned by the shareholders. Annually, the Fund will provide each shareholder with a statement regarding the tax status of dividends and distributions paid for the year. Dividends and capital gains distributions paid in January ordinarily will be included in the shareholder's income for the previous year. Shareholders may elect to receive income dividends and capital gains distributions in additional shares of the Fund at net asset value (calculated as of the ex-dividend date), or to receive cash.

     Among other requirements, in order to maintain its favorable tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, gains from the sale of securities held for less than three months must constitute less than 30% of the Fund's gross income for its fiscal year. Premium income from the sale of options that are not exercised and net premium income on option closing transactions are treated as capital gains.
Therefore, in order to continue to qualify for federal tax treatment as a "regulated investment company," the Fund's gross income from the sale of options and financial futures contracts held for less than three months and the sale of other securities held for less than three months, in the aggregate, must constitute less than 30% of the Fund's gross income on a fiscal year basis.


                                  PERFORMANCE
                                  -----------

     Total return data may from time to time be included in advertisements pertaining to the Fund. Standardized "total return" of the Fund refers to the average annual compounded rates of return over certain periods of time that would equate the initial amount invested in the Fund to the ending redeemable value of the investment, and includes reinvestment of dividends and distributions over the period for which performance is shown. The Fund may advertise total return figures which shall represent Fund performance over one or more time periods, including (1) one-year to date, and (2) May 1, 1987 to date, the latter being the date on which Mr. Donald H. Baxter assumed exclusive portfolio management responsibilities for the Fund. Non-stand ardized total return quotations may also be presented. Such quotations may exclude certain types of deductions, such as certain Fund expenses, which would otherwise reduce total return quotations.

     Prior to April 1, 1989, the Fund imposed the maximum sales load of 8.5% on purchases. On April 1, 1989, the sales load was eliminated and a Plan of Distribution was implemented. Standardized total return figures for periods prior to, and for, fiscal year ended November 30, 1989 are calculated by deducting the sales load, and total return figures for periods after November 30, 1989 will not reflect a sales load on purchases.

     The Fund may also advertise its investment performance by comparison to market indices such as the S&P Index and to mutual fund indices such as those reported by Lipper Analytical Services, Inc. Such indices may group funds by investment objective (in the Fund's case, typically in the "Growth and Income Funds" category), or may involve a more general ranking reflecting the Fund's overall performance as compared to any number or variety of funds, regardless of investment objective.




PHILADELPHIA FUND, INC.                 PHILADELPHIA FUND, INC.
Established in 1923                     Established 1923
1200 North Federal Highway              April 1, 1996
Suite 424
Boca Raton, Florida 33432
(407) 395-2155


SHAREHOLDER SERVICES                     [logo]
(800) 525-6201

INVESTMENT ADVISOR, ADMINISTARTOR, AND DISTRIBUTOR
Baxter Financial Corporation
1200 North Federal Highway, Suite 424
Boca Raton, Florida  33432

CUSTODIAN
Star Bank, N.A.
P.O. Box 640110
Cincinnati, OH 45264-0110

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
American Data Services, Inc.
24 West Carver Street
Location #00150
Huntington, NY 11743

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
Great Valley Corporate Center
30 Valley Stream Parkway
Malvern, PA  19355

AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza
Suite 700
Philadelphia, PA  19102-1707

Your Investment Dealer Is:                         PROSPECTUS